Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Robot Consulting Co., Ltd. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Hidetoshi Yokoyama, representative director and chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2025

/s/ Hidetoshi Yokoyama
Hidetoshi Yokoyama
Representative Director and Chairman (Principal Executive Officer)